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                       SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 26, 2005
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                              INTERMET CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)

           Georgia                      0-13787                 58-1563873
           -------                      -------                 ----------
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)

    5445 Corporate Drive, Suite 200                             48098-2683
             Troy, Michigan                                     ----------
(Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number including area code: (248) 952-2500
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
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                  On January 26, 2005, INTERMET Corporation entered into a Fifth
Amendment to Debtor in Possession Credit Agreement (the "Fifth Amendment") among the company, certain of the company's subsidiaries (collectively, the "Borrowers"), a group of lenders (the "Lenders"), Deutsche Bank Trust Company Americas ("Deutsche Bank"), as collateral agent for the Lenders and as co-agent, and The Bank of Nova Scotia ("Scotia Capital"), as administrative agent for Lenders. The Fifth Amendment amends the company's Debtor in Possession Credit Agreement dated as of October 22, 2004, as amended by the First Amendment to Debtor in Possession Credit Agreement dated as of November 8, 2004, the Second Amendment to Debtor in Possession Credit Agreement dated as of November 19,
2004, the Third Amendment to Debtor in Possession Agreement dated as of December 23, 2004, and the Fourth Amendment to Debtor in Possession Agreement dated as of January 14, 2005 (the Debtor in Possession Credit Agreement, as amended, is referred to as the "Credit Agreement"). Deutsche Bank and Scotia Capital are also parties to the company's pre-petition First Amended and Restated Credit Agreement dated January 8, 2004.

                  As previously reported, the Credit Agreement provides for a $60.0 million commitment of debtor-in-possession financing (the "DIP Facility") to fund the Borrowers' working capital requirements and other corporate purposes during the Borrowers' chapter 11 proceedings. The Borrowers have satisfied all conditions of the Credit Agreement required to borrow up to the entire $60.0 million under the DIP Facility. The Fifth Amendment extends from January 26, 2005 to January 31, 2005 the deadline by which the Borrowers must deliver to the Lenders a business plan, their 13 week cash flow projection and a supplement to a previously delivered covenant addendum. The Fifth Amendment also extends from January 31, 2004 to March 20, 2005 the deadline by which the Borrowers must deliver to the Lenders a plan for exiting Chapter 11. Finally, the Fifth Amendment allows the Borrowers to sell real and personal property located in Midland, Georgia and to purchase machinery. Each transaction is subject to Bankruptcy Court approval and the issuance of a court order satisfactory to Deutsche Bank and Scotia Capital.

                  The Borrowers' ability to borrow the $60.0 million under the DIP Facility is subject to a budget, satisfaction of customary reporting and collateral requirements, and no material adverse change in the business or condition of INTERMET and its subsidiaries having occurred, taken as a whole.

                  The Borrowers are required to pay to Deutsche Bank and Scotia Capital the fees and expenses incurred by Deutsche Bank, Scotia Capital, their counsel and advisors with respect to the Fifth Amendment.

                  A copy of the Fifth Amendment is attached to this Current Report on Form 8-K as Exhibit 10.1.


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ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.
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(a)     Not applicable
(b)     Not applicable
(c)     Exhibits:

        The following exhibit is being filed herewith:

        10.1 Fifth Amendment to Debtor-In-Possession Credit Agreement dated as of January 26, 2005.






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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       INTERMET CORPORATION


January 27, 2005                       By:  /s/  Alan J. Miller
                                       Alan J. Miller
                                       Vice President, General Counsel and
                                       Assistant Secretary






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